EXHIBIT B

            MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE TRUSTEE


            THE PRUDENTIAL BANK AND TRUST COMPANY


            PB&T MASTER CREDIT CARD TRUST II

            SERIES 1994-B, CLASS I


            The undersigned, a duly authorized
            representative of The Prudential Bank
            and Trust Company ("PB&T"), as Servicer
            pursuant to the Pooling and Servicing
            Agreement dated as of August 1, 1994,
            the Series 1994-A Supplement dated as of August 1, 1994, and the Series 1994-B
            Supplement dated December 8, 1994
            (collectively, the "Pooling and
            Servicing Agreement") by and between
            PB&T and Bankers Trust as trustee, (the
            "Trustee"), does hereby certify as
            follows:

            A)	Capitalized terms used in this
            notice have their respective meanings
            set forth in the Pooling and Servicing
            Agreement; provided, that the "Preceding
            Monthly Period" shall mean the Monthly
            Period immediately preceding the
            calendar month in which this notice is
            delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
            Agreement.  This notice is delivered
            pursuant to Section 4.08 of the Pooling
            and Servicing Agreement.

            B)	PB&T is the Servicer under the
            Pooling and Servicing Agreement.

            C)	The undersigned is a Servicing
            Officer.

            D)	The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.


            I.	INSTRUCTION TO MAKE A WITHDRAWAL

            Pursuant to Section 4.08, the Servicer
            does hereby instruct the Trustee (i) to
            make a withdrawal from the Series
            Finance Charge Account on March 14, 1997 which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and
            (ii) to apply the proceeds of such
            withdrawal in accordance with Section
            4.08:

            A) 	Pursuant to subsection 4.08 (a):
            (1) Interest at the Certificate Rate for
            the preceding Monthly Period on the
            Investor Interest
            ....$1,716,260.00

            (2) Deficiency Amounts
            .......$0.00

            B)	Pursuant to subsection 4.08(b):
            (1) The Investor Monthly Servicing Fees
            for the preceding Monthly Period
            ...$683,333.33

            (2)
            Accrued and unpaid Investor Monthly
            Servicing Fees
            ......$0.00

            C)	Pursuant to subsection 4.08 (c):
            (1) The Operating Fee Expense for the
            preceding Monthly
            Period....$19,133.33

            (2) Accrued and unpaid Operating Fees
            ...$0.00

            D)	Pursuant to subsection 4.08 (d):
            (1) The Monthly Enhancement Fee for the
            preceding Monthly
            Period......$14,031.11

            (2) Accrued and unpaid Enhancement Fees
            ....					$0.00

            E)	Pursuant to subsection 4.08 (e):
            (1) The Program Fee for the preceding
            Monthly
            Period......$78,630.14

            (2) Accrued and unpaid Program Fees
            .....$0.00

            F)	Pursuant to subsection 4.08 (f):

            Aggregate Investor Default Amount for
            the preceding Monthly Period
            .....$3,795,788.47

            G)	Pursuant to subsection 4.08 (g):

            Unreimbursed Investor Chargeoffs
            ......$0.00

            H)	Pursuant to subsection 4.08(h):

            (1) Pay to the LOC Issuer for
            application in accordance with the
            Reimbursement
            Agreement...$1,203,033.06

            Total
            ........$1,203,033.06



            B-2 Pursuant to Section 4.10, during an
            Amortization Period, the Servicer does
            hereby instruct the Trustee (i) to make
            a withdrawal from the Series Principal
            Account on 03/14/97, which is a Transfer
            Date under the Pooling and Servicing
            Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
            Section 4.10:

            A)	During General Amortization
            Period: (1) Monthly Total Percentage
            Allocation for preceding Monthly Period
            ..............$0.00

            (2)
             Available Shared Principal Receivable
            from other Principal Sharing Series in
            Group
            One.............$0.00

            II.	NOTIFICATION TO MAKE WITHDRAWALS
            FROM THE CASH COLLATERAL ACCOUNT

            Pursuant to Section 4.11 and subsection
            4.11(c), the Servicer hereby notifies
            the Trustee to make withdrawals on
            03/14/97, the Transfer date of the
            current calendar month, from the Cash
            Collateral Account in an aggregate
            amount as set forth in C. below and to
            deposit such amount in the Finance
            Charge Account:

            A.	(i) The applicable Investor
            Percentages of Collections of Finance
            Charge Receivables, (ii) amounts
            deposited with respect to Cardholder
            Fees, Recoveries, Discount Option
            Receivables, Ineligible Finance Charge
            Receivables and Interchange and (iii)
            interest on amounts in collection
            accounts, allocated to the Series
            Finance Charge Account for the preceding
            Monthly Period
            ............$7,510,209.44


            B-3

            B.	The sum of (a) Certificate
            Interest accrued during the preceding
            Monthly Period (plus any past due
            Certificate Interest), plus (b) the
            Investor Monthly Servicing Fee for the
            preceding Monthly Period (plus any past
            due Investor Monthly Servicing Fee),
            plus (c) the Operating Fee Expense (plus
            any past due Operating Fee Expense),
            plus (d) the Monthly Enhancement Fee
            (plus any past due Monthly Enhancement
            Fee), plus (e) the Program Fee (plus any
            past due Program Fees), plus (f) the
            Aggregate Investor Default Amount, if
            any, for the preceding Monthly Period
            .......$6,307,176.38

            C.	The excess, if any, of B over A
            (the "Total Withdrawal Amount")
            .........$0.00

            D.	The excess, if any, of A over B
            (the Excess Deposits due to Seller)
            ..........$1,203,033.06


            III.	ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals
            and transfers to be made in accordance
            with this notice, the following amounts
            will be accrued and unpaid with respect
            to all Monthly Periods preceding the
            current calendar month:


            A)	Subsection 4.08 (a): The aggregate
            amount of all Deficiency Amounts
            ............$0.00

            B)	Subsection 4.08 (b): The aggregate
            amount of all accrued and unpaid
            Investor Monthly Servicing Fees
            ......					$0.00

            C)	Subsection 4.08 (c): The aggregate
            amount of all accrued and unpaid
            Operating Fee
            Expenses....$0.00





            B-4 D)	Subsection 4.08 (d): The
            aggregate amount of all accrued and
            Monthly Enhancement
            Fees.....$0.00

            E)	Subsection 4.08 (e): The aggregate
            amount of all accrued and unpaid Program
            Fees.....$0.00

            F)	Subsection 4.08 (f): The aggregate
            amount of all unreimbursed Investor
            Chargeoffs..$0.00





            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 7th
            day of March, 1997.


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Tom Mason Title:  Senior
            Vice President





            EXHIBIT A to Reimbursement Agreement

            MONTHLY PAYMENT CERTIFICATE

            PRUDENTIAL BANK AND TRUST COMPANY

            PBT&T MASTER CREDIT CARD TRUST SERIES
            1994-B, CLASS I

            The undersigned is a duly authorized
            representative of The Prudential Bank &
            Trust Company ("PB&T"), as Servicer
            under the Reimbursement Agreement dated
            as of December 8, 1994. among Bankers
            Trust, as Trustee (the "Trustee"), PB&T,
            Canadian Imperial Bank of Commerce as
            Agent (the "Agent") and State Street
            Bank and Trust Company as initial bank
            (the "Bank" and, as collectively with
            the Assignees, the "Banks") does hereby
            certify as follows:

            (a)	Capitalized terms used in this
            certificate have the respective meanings set forth in the Reimbursement
            Agreement, and references herein to
            certain sections and subsections are
            references to the respective sections
            and subsections of the Reimbursement
            Agreement.

            (b)	PB&T is the Servicer under the
            Reimbursement Agreement.

            (c)	The undersigned is duly
            authorized by PB&T, as Servicer, to
            instruct the Trustee to make the
            payments designated herein.

            (d)	The total amount of Available
            Funds and Earnings
            equals:				$1,311,046.23


            I.	Fees, Expenses and Other Amounts.

            Pursuant to the Reimbursement Agreement, the Servicer hereby directs the Trustee to make the following payments to the Bank for application to the Banks out of the total amount of Available Funds and Earnings (see (d) above):

            (1)	Amounts payable to the Banks
            under Reimbursement Agreement. Section
            2A.

            (A)	Interest on Unpaid
            Loan			$91,395.76

            (B)	Monthly Loan
            Fee			$43,847.22

            (C)	Cash Collateral Account
            Deficiencies

            (D)	Other Amounts owed the L/C
            Bank			$0.00

            (E)	L/C Commitment
            Fee			$628.06

            (F)	Total amount payable (A + B + C +
            D + E)			$135,871.04


            (6)	Remaining Available Funds and
            Earnings ((d) -
            (I.F))			$1,175,175.19



            II.	Finance Charge Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Finance Charge Sharing
            Series in Group
            One.				$1,175,175.19

            (2)	Finance Charge Shortfalls in
            other Finance Charge Sharing Series in
            Group One.				N/A

            (3)	If a Finance Charge Shortfall
            exists in 1994-B, Available Funds and
            Earnings from other Finance Charge
            Sharing Series				N/A

            (4)	Allocable Finance Charge
            Percentage				100%

            (5)	Remaining Available Funds and
            Earnings				$1,175,175.19


            III.	Principal Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Principal Sharing Series
            in Group
            One.				$1,175,175.19

            (2)	Princicpal Shortfalls in other
            Principal Sharing Series in Group
            One.				N/A

            (3)	If a Principal Shortfall exists
            in 1994-B, Available Funds and Earnings
            from other Principal Sharing
            Series				N/A

            (4)	Allocable Principal Shortfall
            Percentage				100%

            (5)	Remaining Available Funds and
            Earnings		$1,175,175.19


            IV.	Remaining Amount

            (1)	Remaining Available Funds and
            Earnings payable to PB&T

            (see (II)
            (4))		$1,175,175.19



            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:  Tom Mason Title:  Senior Vice
            President	The Prudential Bank and
            Trust Company


            For Monthly Period ended:
                  			2/28/97

            Interest Period (# of days):
                           			28

            Date of this Report: 		3/7/97

            Period (Revolving, Controlled
            Amortization or Rapid Amortization):
                       Revolving


            A.	Excess Spread Calculation (per
            Reimbursement Agreement):

            1	Collections of Finance Charge
            Receivables
            (excluding			$4,681,109.97
            Interchange and Recoveries) (Schedule to the Monthly Servicer's Certificate 2.a.)

            2	Cardholder Fees (Schedule to the
            Monthly
            Servicer's			$596,121.12
            Certificate 3.)

            3	Ineligible Finance Charge
            Receivables
            (Schedule			$0.00 to
            the Monthly Servicer Certificate 4.)

            4	Discount Option Receivables
            (Schedule to
            the				$1,717,670.52
            Monthly Servicer Certificate 5.)

            5	Interchange (Schedule to the
            Monthly
            Servicer			$341,657.93
            Certificate 2.b.)

            6	Recoveries (Schedule to the Monthly
            Servicer			$173,649.91
            Certificate 2.c.)

            6.A	Interest Rate Cap Amounts
            Payable					$0.00

            6.B	Finance Charge
            Inflow			$0.00

            6.C	Earnings on Cash Collateral
            Account			$108,013.17

            7	Sum of all spread components (A1 +
            A2 + A3 + A4 +
            	$7,618,222.62 A5 +
            A6 + A6.A + A.6B +A.6C)



            8	Certificate Interest to be paid on
            Distribution
            		$1,716,260.00 Date
            (Schedule to the Monthly Servicer
            Certificate 17.)

            9	Investor Monthly Servicing Fee
            (Monthly
            Certificate-
            $683,333.33 holders'
            Statement 7.)

            10	Operating Expense Fee (Monthly
            Payment Instructions
            $19,133.33
            and Notification C(1))

            11	Monthly Enhancement Fee (Monthly
            Payment Instructions
            $14,031.11
            and Notification D(1))

            12	Program Fee (Monthly Payment
            Instructions
            $78,630.14 and
            Notification E(1))

            12A	Montlhy Loan
            Fee			$43,847.22

            12B	Interest on Loan
            Amount		$91,395.76

            13	Aggregate Investor Default Amount
            (Monthly
            $3,795,788.47
            Certificate holders' Statement B.5)

            14	Reimbursement of Investor Charge
            Offs (Monthly			$0.00
            Certificate holders' Statement B.6.c.)

            16	Sum of all expenses (A8 + A9 + A10
            + A11 + A12 +
            $6,442,419.37 A13 +
            A14 )

            17	Excess spread (A7 -
            A16)
            $1,175,803.25

            18	Excess spread Percentage for
            Monthly Period
            3.44%
            (A17/B1 * 12)

            B.	Spread Account Cap

            1	Investor Interest on the first day
            of the Monthly
            Period
            $410,000,000.00

            2	Investor Interest on the last day
            of the Monthly
            Period
            $410,000,000.00

            3	Average
            Excess Spread Percentage for three
            preceding
            5.12%
            Monthly Periods

            4	Average Excess Spread Percentage
            for twelve
            preceding
            5.20%
            Monthly Periods

            5	Spread Account Cap for preceding
            Monthly
            Period
            $26,650,000.00

            6	Spread Account Trigger

            Upward Trigger (Monthly): a)	If  B3
            <= 3.0% but B3 >= 2.25%, then B7 =
            14,350,000

            b)	If  B3 <= 2.25% but B3 >= 2.00%,
            then B7 = 22,550,000

            c)	If B3 < 2.00%, then B7 =
            $23,575,000

            7	Applicable Spread Account Cap for
            next succeeding
            $26,650,000.00
            Transfer Date (B6a, B6b,B6c if
            applicable, otherwise B5)

            8	Required Cash Collateral
            Amount
            $26,650,000.00

            a)	if Payout Commencement Date (the
            greater of  9.0% * B2 and 2% B1)

            9	Cash Collateral Amount as of the
            last Transfer
            Date
            $26,650,000.00

            10	Cash Collateral Amount on the next
            succeeding Transfer
            Date
            $26,650,000.00

            11	Seller's Collateral Account
            Deficiency
            $0.00

            12	Stated Amount of
            LOC
            $32,800,000.00

            13	Maximun LOC
            Amount
            $34,700,000.00

            14	Less
            Drawings
            $0.00

            15	Unutilized LOC amount as of the
            last
            Transfer
            $1,900,000.00
            Date

            C.	Calculation of Minimum Seller
            Interest

            1	Minimum Aggregate Principal
            Receivables
            $905,263,520.00
            (105.2632% * aggregate Initial Investor
            Interest)

            2	Minimum Seller Interest (5.00% *
            C1)		$45,263,176.00

            3	Lowest Average Seller Interest for
            any thirty-day
            $96,532,342.34
            period during the preceding Monthly
            Period (computed  on the Schedule 1 to
            Exhibit B)

            4	Breach of Minimum Seller Interest
            during the 	No preceding Monthly
            Period ("Yes" or "No")

            5	Deficiency in Minimum Seller
            Interest (C2 -
            C3)		0.00


            C.	Remaining Amount

            L/C Commitment Fee
            	$628.06

            Remaining Available Funds and
            Earnings $1,175,175.19





            3 Month Avg.	12
            Month Avg.
            Reporting		Excess
            Spread	Excess
            Spread	Excess
            Spread
            Period	Excess
            Spread	Percentage	Percentage	Percentage

            Dec-94	107,254.16	2.93%
            Jan-95	398,503.15	5.98%
            Feb-95	293,549.94	4.40%	4.00%
            Mar-95	299,327.95	4.49%	4.96%	4.12%
            Apr-95	173,990.37	2.61%	3.83%	3.82%
            May-95	399,235.18	5.99%	4.36%	4.18%
            Jun-95	120,313.93	1.80%	3.47%	3.84%
            Jul-95	928,981.55	5.31%	4.37%
            Aug-95	771,546.27	4.41%	3.84%
            Sep-95	703,085.57	4.02%	4.58%
            Oct-95	814,046.87	4.65%	4.36%
            Nov-95	823,396.74	4.71%	4.46%	4.27%
            Dec-95	642,612.04	3.67%	4.34%	4.34%
            Jan-96	1,262,587.44	3.70%	4.02%	4.15%
            Feb-96	754,306.68	2.21%	3.19%	3.96%
            Mar-96	1,273,018.45	3.73%	3.21%	3.90%
            Apr-96	867,025.68	2.54%	2.82%	3.89%
            May-96	2,601,466.36	7.61%	4.63%	4.03%
            Jun-96	1,378,830.88	4.04%	4.73%	4.22%
            Jul-96	1,955,716.11	5.72%	5.79%	4.25%
            Aug-96	2,206,213.01	6.46%	5.41%	4.42%
            Sep-96	2,108,114.27	6.17%	6.12%	4.60%
            Oct-96	1,998,072.48	5.85%	6.16%	4.70%
            Nov-96	1,689,003.60	4.94%	5.65%	4.72%
            Dec-96	2,539,409.54	7.43%	6.07%	5.03%
            Jan-97	1,533,314.23	4.49%	5.62%	5.10%
            Feb-97	1,175,803.25	3.44%	5.12%	5.20%